Filed pursuant to Rule 497(a)

File No. 333-187324

Rule 482 ad

Medley Capital Corporation Announces Public Offering of Notes due 2021

NEW YORK, NY (December 10, 2015) – Medley Capital Corporation (the “Company”) (NYSE: MCC) announced the commencement of a public offering of notes that are expected to mature on January 15, 2021, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after January 15, 2019. Interest will be payable quarterly. The Company intends to use the net proceeds from the offering to redeem its outstanding $40.0 million in unsecured notes that mature on March 30, 2019, repay a portion of the outstanding indebtedness under its revolving credit facility, fund new investment opportunities and for general corporate purposes.

The notes are expected to be listed on the New York Stock Exchange and to trade thereon within 30 days of the original issue date under the trading symbol “MCX”. Keefe, Bruyette & Woods, Inc., Deutsche Bank Securities Inc., Sandler O’Neill & Partners, L.P., and Janney Montgomery Scott LLC are acting as joint book-running managers. Wunderlich Securities, Inc., Boenning & Scattergood, Inc., KeyBanc Capital Markets Inc., and JonesTrading Institutional Services LLC are acting as co-managers.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement, which may be obtained from of any of the following investment banks: Keefe, Bruyette & Woods, Inc., Attention: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019; or by calling Keefe, Bruyette & Woods, Inc. toll-free at (800) 966-1559; or Deutsche Bank Securities Inc., Attention: Prospectus Group, 60 Wall Street, New York, NY 10005; or by calling Deutsche Bank Securities Inc. toll-free at (800) 503-4611 or by emailing prospectus.cpdg@db.com; or Sandler O'Neill & Partners, L.P., Attention: Syndicate, 1251 Avenue of the Americas, 6th Floor, New York, NY 10020; or by calling Sandler O’Neill & Partners, L.P. toll-free at (866) 805-4128 or by emailing syndicate@sandleroneill.com; or Janney Montgomery Scott LLC, Attention: Debt Capital Markets, 1717 Arch Street, Philadelphia, 19103; or by calling Janney Montgomery Scott LLC at (215) 665-6170 or by emailing synorders@janney.com; or Wunderlich Securities, Inc., 6000 Poplar Avenue, Suite 150, Memphis, TN 38119; or by calling Wunderlich Securities, Inc. toll-free at (800) 726-0557; or Boenning & Scattergood, Inc., Attention: Michael Galantino Managing Director, 200 Barr Harbor Dr. #300, Conshohocken, PA 19428; or by calling Boenning & Scattergood, Inc. toll-free at (800) 883-1212; or KeyBanc Capital Markets Inc., Attention: Michael McCue, 127 Public Square, Cleveland, OH 44114; or by calling KeyBanc Capital Markets Inc. at (216) 689-3567; or JonesTrading Institutional Services LLC, Attention: Jeremy Bell,32133 Lindero Canyon Road, Suite 208, Westlake Village, CA ; or by calling JonesTrading Institutional Services LLC toll-free at (800) 423-5933.

ABOUT MEDLEY CAPITAL CORPORATION

Medley Capital Corporation is a closed-end, externally managed business development company ("BDC") that trades on the New York Stock Exchange (NYSE: MCC). Medley Capital Corporation's investment objective is to generate current income and capital appreciation by lending to privately-held middle market companies, primarily through directly originated transactions, to help these companies expand their businesses, refinance and make acquisitions. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. In many of our investments, we receive warrants or other equity participation features, which we believe will increase the total investment returns. Medley Capital Corporation is externally managed by MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. For additional information, please visit Medley Capital Corporation at www.medleycapitalcorp.com.

ABOUT MCC ADVISORS LLC

MCC Advisors LLC is a subsidiary of Medley Management Inc. (NYSE: MDLY). Medley is a credit-focused asset management firm offering yield solutions to retail and institutional investors. Medley's national direct origination franchise, with over 80 people, is a premier provider of capital to the middle market in the U.S. As of November 11, 2015, Medley has in excess of $4.5 billion of assets under management in two business development companies, Medley Capital Corporation (NYSE: MCC) and the Sierra Income Corporation, as well as private investment vehicles.  Over the past 13 years, we have invested in excess of $6.0 billion to help over 300 companies grow across 35 industries in North America. For additional information, please visit Medley Management Inc. at www.mdly.com.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain "forward-looking statements". Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

SOURCE: Medley Capital Corporation

Investor Relations Contact:

Sam Anderson

Medley Management Inc.

212-759-0777

Media Contact:

Liz Bruce

Fitzroy Communications

212.498.9197